Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events
22. Subsequent Events

Acquisition of MediMedia Pharma Solotions.

On February 27, 2015 the Company acquired MediMedia Pharma Solutions for a total cash consideration of $120.0 million. Headquartered in Yardley, Pennsylvania, MediMedia Pharma Solutions includes MediMedia Managed Markets and Complete Healthcare Communications. MediMedia Managed Markets is a leading provider of strategic payer-validated market access solutions. Complete Healthcare Communications is one of the leading medical and scientific communication agencies working with medical affairs, commercial and brand development teams within life science companies.

The folowing table summarizes the Company’s provisional estimates of the fair values of the assets acquired and liabilities assumed:
February 27,
2015
(In thousands)
Property, plant and equipment	$796
Accounts receivable	4,877
Unbilled revenue	4,826
Prepayments and other current assets	721
Accounts payable	(671)
Other liabilities	(4,763)
Payments on account	(4,376)
Net assets acquired	$1,410

It is anticipated that goodwill arising from the acquisition of the MediMedia Managed Markets will comprise an established workforce with experience in the provision of strategic payer-validated market access solutions while the acquisition of Complete Healthcare Communications will comprise an established workforce with significant communication experience working with medical affairs, commercial and brand development teams within the life science industry. Other intangible assets are expected to comprise customer relationships.